   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 9, 1994

                                                     Registration No. 33-62054
==============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           _________________________

                         POST-EFFECTIVE AMENDMENT NO. 2
                                       TO
                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           _________________________

                         THE STANDARD PRODUCTS COMPANY
             (Exact Name of Registrant as Specified in Its Charter)

            OHIO                                      34-0549970
(State or Other Jurisdiction of         (I.R.S. Employer Identification No.)
Incorporation or Organization)

                             2139 WEST 110TH STREET
                             CLEVELAND, OHIO 44102
                                 (216) 281-8300
         (Address, Including Zip Code, and Telephone Number, Including
            Area Code, of Registrant's Principal Executive Offices)

                           _________________________

                          JAMES S. REID, JR., CHAIRMAN
                             2130 WEST 110TH STREET
                             CLEVELAND, OHIO 44102
                                 (216) 281-8300
          (Name, Address, Including Zip Code, and Telephone Number,
                  Including Area Code, of Agent For Service)

                           _________________________

                                   Copies to:
   R. STEVEN KESTNER                                        ANDRES V. GIL
   BAKER & HOSTETLER                                     DAVIS POLK & WARDWELL
3200 NATIONAL CITY CENTER                                450 LEXINGTON AVENUE
 CLEVELAND, OHIO 44114                                 NEW YORK, NEW YORK 10017
   (216) 621-0200                                           (212) 450-4000

                           _________________________

 (Respecting the deregistration of Debt Securities and of Common Shares, $1.00
                        par value, that remain unsold.)

==============================================================================

                          DEREGISTRATION OF SECURITIES
                          ----------------------------

                 Pursuant to the undertakings set forth in Registration Statement No. 33-62054 (effective June 4, 1993) and the amendments thereto, The Standard Products Company (the "Company") hereby deregisters the $100,000,000 aggregate principal amount of Debt Securities of the Company and the $4,850,000 maximum aggregate offering price of Common Shares, $1.00 par value, of the Company which were registered under this Registration Statement and remain unsold at the termination of the offering.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Cleveland, State of Ohio, on June __, 1994. THE STANDARD PRODUCTS COMPANY

                                        By    /S/ JAMES S. REID, JR.
                                           --------------------------------
                                           James S. Reid, Jr., Chairman and
                                                 Chief Executive Officer

        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON JUNE 9, 1994.

        SIGNATURE                                   TITLE
        ---------                                   -----
    /S/ James S. Reid, JR.                Chairman and Chief Executive Officer
- - -------------------------------             (principal executive officer)
     James S. Reid, Jr.

    /S/ Aubrey E. Arndt                   Chief Financial Officer
- - -------------------------------             (principal executive officer)
      Aubrey E. Arndt

    /S/ Thomas J. Stecz                   Corporate Controller
- - -------------------------------             (principal executive officer)
      Thomas J. Stecz

             *                            Director
- - -------------------------------
     Edward B. Brandon

             *                            Director
- - -------------------------------
     Richard J. Boland

             *                            Director
- - -------------------------------
      John D. Drinko

             *                            Director
- - -------------------------------
      Curtis E. Moll

             *                            Director
- - -------------------------------
     Malcolm R. Myers

             *                            Director
- - -------------------------------
     Leigh H. Perkins

             *                            Director
- - -------------------------------
   Alfred M. Rankin, Jr.

             *                            Director
- - -------------------------------
      Alan E. Reidel

             *                            Director
- - -------------------------------
      John D. Sigel

             *                            Director
- - -------------------------------
     W. Hayden Thompson

 /S/ Theodore K. Zampetis                 Director
- - -------------------------------
     Theodore K. Zampetis

*Thomas J. Stecz by signing his name hereto does sign this Amendment to the Registration Statement on behalf of the persons indicated above pursuant to powers of attorney duly executed by such persons filed as an exhibit to the Registration Statement.

     By:  /S/ Thomas J. Stecz
         --------------------------------
         Thomas J. Stecz, Attorney-in-Fact





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